SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 5, 2003


                              Snap-on Incorporated
                              --------------------

             (Exact name of registrant as specified in its charter)

          Delaware                      1-7724                 39-0622040
          --------                      -------                ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)



          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------

          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (262) 656-5200

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Item 7. Financial Statements and Exhibits (furnished pursuant to Item 9)
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99.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section
     1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of

Item 9. Other Events
--------------------

On March 5, 2003, Snap-on Incorporated (the "Company") filed its Annual Report on Form 10-K for the period ended December 28, 2002 with the Securities and Exchange Commission. On such date, Messrs. Elliott and Ellen also provided the certification required pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002). The Company is furnishing copies of such certifications, in the form in which they accompanied the Annual Report on Form 10-K, as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.


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

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned duly authorized person.


                                        SNAP-ON INCORPORATED

Date:  March 5, 2003                    By:  /s/ B. A. Metzger
                                            ------------------------------------
                                            B.A. Metzger
                                            Principal Accounting Officer,
                                            Vice President and Controller


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

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Certification of Chief Executive Officer Pursuant to 18 U.S.C.
               Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


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